                                LICENSE AGREEMENT

         AGREEMENT dated as of March 28, 2002 by and among Universal Studios,
Inc. ("USI," formally known as MCA Inc.), Universal City Studios, Inc. ("UCSI"),
Universal City Property Management Company II ("UNICO") and Universal City
Development Partners, LP ("UCDP, LP").

                                   WITNESSETH:

         WHEREAS, pursuant to the Second Amended and Restated Agreement of
Limited Partnership of UCDP, LP dated as of July 27, 2000 by and between
Universal City Florida Holding Co. II, as general partner, and Universal City
Florida Holding Co. I, as limited partner (the "PARTNERSHIP AGREEMENT"), UniCo for certain limited purposes licensed and agreed to cause its affiliates to license to UCDP, LP certain intellectual property rights and USI agreed to guarantee such obligations and performances of such affiliates;

         WHEREAS, on March 28, 2002, UCDP, LP intends to enter into an amendment to the Amended and Restated Credit Agreement dated as of November 5, 1999 (as amended from time to time, the "AMENDED AGREEMENT") with the Banks party thereto and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank successor by merger to Morgan Guaranty Trust Company of New York), as Administrative Agent
and as Collateral Agent;

         WHEREAS, the Amended Agreement will contain certain representations by
UCDP, LP with respect to its owning, possessing, or holding under valid licenses all material Intellectual Property Rights that are necessary for the operation of the Theme Parks (as each of those terms are defined in the Amended
Agreement);

         WHEREAS, UCSI is the owner of certain trademarks, service marks and trade names using "Universal" and "Universal Studios" (the "MARKS"), and UCDP,
LP acknowledges UCSI's ownership of the Marks and desires a license to use the same; and

         WHEREAS, pursuant to an Islands License Agreement dated October 31,
1995 and a Studio License Agreement dated October 31, 1995 (collectively, the
"LICENSE AGREEMENTS"), USI's predecessor and UCSI for certain limited purposes licensed and caused to be licensed certain intellectual property rights, respectively, to Universal City Development Partners and Universal City Florida
Partners, both of which subsequently converted to Delaware limited partnerships,
UCDP, LP and

UCFP, LP, respectively. UCFP, LP and UCF Ltd., LP, a Delaware limited partnership, then merged into UCDP, LP;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. License. Each of UniCo, USI and UCSI hereby confirms that pursuant to the Partnership Agreement, it has licensed and caused its affiliates to license to UCDP, LP certain rights with respect to the name "Universal" as described in Section 2 of the Partnership Agreement and those "proprietary and creative elements" as described in Section 8 of the Partnership Agreement including, without limitation, those such rights arising under the contracts set forth on Schedule A hereto, which license shall in each case and instance be upon the applicable terms set forth in and subject to the terms and provisions of the Partnership Agreement which is deemed incorporated herein by reference.

         2. Effect of License Agreements. This agreement shall supersede the
License Agreements.

         3. Governing Law. This Agreement shall be interpreted and governed by the laws of the State of New York.

         4. Assignment. The rights granted to UCDP, LP hereunder may be assigned to any successor entity of UCDP, LP or any successor owner of Universal Orlando.

                                       2

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date above written.

                                       UNIVERSAL STUDIOS, INC., a Delaware
                                       corporation

                                       By: /s/ Karen Randall
                                           -------------------------------------
                                           Name:  Karen Randall
                                           Title: Director

                                       UNIVERSAL CITY STUDIOS, INC.,
                                       a Delaware corporation

                                       By: /s/ Karen Randall
                                           -------------------------------------
                                           Name:  Karen Randall
                                           Title: Director

                                       UNIVERSAL CITY PROPERTY MANAGEMENT
                                       COMPANY II,
                                       a Delaware corporation

                                       By: /s/  Robert K. Gault, Jr.
                                           -------------------------------------
                                           Name:  Robert K. Gault, Jr.
                                           Title: President

                               UNIVERSAL CITY DEVELOPMENT PARTNERS, LP,
                               a Delaware limited partnership

                                    By:  UNIVERSAL CITY FLORIDA HOLDING CO. II,
                                         a Florida general partnership,
                                         its general partner

                                         By:  UNIVERSAL CITY PROPERTY MANAGEMENT
                                              COMPANY II,
                                              a Delaware corporation,
                                              a general partner

                                              By: /s/  Robert K. Gault, Jr.
                                                  ------------------------------
                                                  Name:  Robert K. Gault, Jr.
                                                  Title: President

                                         By:  BLACKSTONE UTP CAPITAL
                                              PARTNERS A L.P., a Delaware
                                              general partnership,
                                              a general partner

                                         By:  BLACKSTONE MEDIA MANAGEMENT
                                              ASSOCIATES III L.L.C.,
                                              a Delaware limited liability
                                              company, its general partner

                                              By: /s/  Neil P. Simpkins
                                                 -------------------------------
                                                 Name:  Neil P. Simpkins
                                                 Title: Member

                                         By:  BLACKSTONE UTP CAPITAL
                                              PARTNERS L.P., a Delaware general
                                              partnership, a general partner

                                         By:  BLACKSTONE MEDIA MANAGEMENT
                                              ASSOCIATES III L.L.C.,
                                              a Delaware limited liability
                                              company, its general partner

                                              By: /s/  Neil P. Simpkins
                                                  ------------------------------
                                                  Name:  Neil P. Simpkins
                                                  Title: Member

                                          By: BLACKSTONE UTP OFFSHORE
                                              CAPITAL PARTNERS L.P.,
                                              a Delaware general partnership,
                                              a general partner

                                          By: BLACKSTONE MEDIA MANAGEMENT
                                              ASSOCIATES III L.L.C.,
                                              a Delaware limited liability
                                              company, its general partner

                                              By: /s/  Neil P. Simpkins
                                                  ------------------------------
                                                  Name:  Neil P. Simpkins
                                                  Title: Member

                                          By:  BLACKSTONE FAMILY MEDIA
                                               PARTNERSHIP III L.P.,
                                               a Delaware general partnership,
                                               a general partner

                                          By:  BLACKSTONE MEDIA MANAGEMENT
                                               ASSOCIATES III L.L.C.,
                                               a Delaware limited liability
                                               company, its general partner

                                               By: /s/  Neil P. Simpkins
                                                   -----------------------------
                                                   Name:  Neil P. Simpkins
                                                   Title: Member